Exhibit 99.4



         EMPLOYEE SEVERANCE AND RESTRICTIVE COVENANT AGREEMENT

     THIS EMPLOYEE SEVERANCE AND RESTRICTIVE COVENANT AGREEMENT
("Agreement") is made as of this 29th day of August, 2003, by and between Halifax Corporation, a Virginia corporation ("Company"), and Jonathan L. Scott ("Employee").

                              BACKGROUND

     A. Pursuant to that certain Agreement and Plan of Merger (the "Merger Agreement") dated August 29, 2003 by and among Company, Employee, Microserv Merger Corp., a Delaware corporation, Microserv Merger LLC, a Delaware limited liability company, Microserv, Inc., a Washington corporation and certain shareholders of Microserv parties thereto, Company has agreed to acquire Microserv through the consummation of merger transactions more fully described in the Merger Agreement (the "Transactions").

     B. Company and Employee desire to set forth certain arrangements in the event of Employee's separation from the Company.

     C. It is a condition precedent to the respective obligations of the parties to the Merger Agreement to consummate the Transactions that Company and Employee enter into this Agreement.

     NOW, THEREFORE, in consideration of the facts, mutual promises, and covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

          1.   Severance.

               (a) In the event Employee's employment with Company is terminated for other than "Cause" or "Good Reason" (as defined below) or as permitted in Section 1(c) during the period beginning on the date hereof and ending on the third annual anniversary of the date hereof, Employee's base salary shall continue as severance payments until, and terminate upon, the 12 month anniversary of the date of such termination. Upon termination of Employee's employment with Company, whether for Cause or otherwise, Employee shall be entitled to any earned and unpaid benefits (other than base salary) up to the date of termination, provided, however, that Company may set off any amounts owed by Employee to Company or its affiliates (including but not limited to any unearned salary advances or outstanding loans) against any payments due Employee hereunder (whether for severance or otherwise). The severance payments referenced above shall be payable during the applicable severance period specified above in accordance with Company's regular payroll practices in effect and shall be subject to such withholding as may be required by applicable law.

               (b) For purposes of this Agreement, the term "Cause" shall mean the following: (i) if Employee is in material violation or breach of the terms of this Agreement or neglects or refuses to perform his employment duties reasonably assigned to him or violates any express direction of any lawful rule or regulation established by the Company or its Board of Directors which is consistent with the scope of Employee's employment duties and such neglect, refusal, violation or breach continues uncured for ten (10) days following receipt by Employee of written notice of such breach; provided, however, that Employee shall have this cure right only twice during each twelve (12) consecutive month period; provided, further, that the cure provision contained in this Section 1(b)(i) shall not apply to any breaches of the covenants contained in Section 2 hereof; (ii) if Employee engages in misconduct which is injurious to Company and/or its subsidiaries or affiliates; or (iii) if Employee commits fraud or theft against Company and/or its subsidiaries or affiliates or is convicted of a felony offense or any crime involving moral turpitude.

               For purposes of this Agreement, termination by Employee of employment with Company for "Good Reason" shall mean termination based on any of the following: (i) a reduction by Company in Employee's salary, compensation or benefits (as in effect on the date of this Agreement or as increased at any time during the term of this Agreement); (ii) material breach by Company of the terms of this Agreement; or (iii) Company's requiring Employee to be based more than 25 miles from the greater Seattle, Washington area.

               (c) The Company shall have the right to terminate Employee's employment without the payment of severance (i) in the event of Employee's death or (ii) if, due to any physical or mental illness, disability or incapacity, Employee is prevented from performing the essential functions of his employment duties for a period of not less than ninety (90) consecutive days or for an aggregate of one hundred fifty days during any period of twelve consecutive months, even with reasonable accommodations.

(d) Recognition. Employee recognizes and accepts that (i) Employee is employed by Company on an "at will" basis, (ii) this Agreement does not guarantee or otherwise provide for employment and that, at any time and for any reason, Employee may resign or Company may terminate Employee's employment with Company, and (iii) Company shall not, in any case, be responsible for any additional amount, severance pay, termination pay, severance obligation or other damages whatsoever arising from the termination of his employment, above and beyond those specifically provided for in this Agreement.

          2.   Restrictive Covenants.

               (a) Employee will not, during the term of his employment with Company and for one year thereafter and in any event no earlier than two years from the date hereof (the "Restricted Period"), in any capacity (including, but not limited to, owner, member, partner, shareholder, consultant, advisor, financier, agent, employee, officer, director, manager or otherwise), whether directly, indirectly or through affiliates, within the States of Washington and Oregon, for his own account or for the benefit of any person or entity, establish, engage in or be connected with (i) the Business (as defined herein) or (ii) any business which is similar to or in competition with the business conducted by Company (or any subsidiaries or affiliates thereof) during the Restricted Period.

               (b) Employee will not, during the Restricted Period, in any capacity (including, but not limited to, owner, member, partner, shareholder, consultant, advisor, financier, agent, employee, officer, director, manager or otherwise), whether directly, indirectly or through affiliates, for their own account or for the benefit of any other person or entity, including without limitation, a person or entity in
(i) the Business or (ii) any business in competition with Company (or any subsidiaries or affiliates thereof) during the Restricted Period:

                 (i) Solicit, hire, contract, engage, retain, divert, induce or accept business from or otherwise take away or interfere with any customer of Company (or any subsidiaries or affiliates thereof) or any prospective customer of Company (or any subsidiaries or affiliates thereof) with which Company (or any subsidiaries or affiliates thereof) has had a substantial business contact during the Restricted Period for the purpose of providing the same or similar services or goods as that of Company (or any subsidiaries or affiliates thereof); and/or

                 (ii) Solicit, divert or induce any of the employees or consultants of Company (or any subsidiaries or affiliates thereof) to leave or to work for Employee or any person or entity with which Employee is connected.

               (c) Employee will not, at any time after the date hereof, whether directly, indirectly or through affiliates, disclose, communicate or divulge to any person or entity, or use for the benefit of any person or entity, any secret, confidential or proprietary knowledge or information with respect to the conduct or details of the business (including, without limitation, the Business) conducted by Company (or any subsidiaries or affiliates thereof) including, but not limited to, know-how, processes, customers, prospects, costs, pricing information, trade secrets, products, employees, agents, representatives, policies, marketing methods and strategies, finances, financial condition and suppliers.

               (d) Neither party will, at any time after the date hereof, whether directly, indirectly or through affiliates, publish or communicate disparaging or derogatory statements or opinions about the other party, including but not limited to, disparaging or derogatory statements or opinions about Company's and/or its subsidiaries' or affiliates' management, products or services, to any third party. It shall not be a breach of this Section for either party to testify truthfully in any judicial or administrative proceeding or to make statements or allegations in legal filings that are based on his reasonable belief and are not made in bad faith.

               (e) Employee agrees that at no time will it take any action, directly or indirectly, to circumvent its respective obligations under, or to deprive Company (or its subsidiaries or affiliates) of any benefit intended by, any provision of this Agreement. Without limiting the generality of the foregoing, Employee shall not in any way assist or enable any person or entity to take any action that Employee is prohibited from taking himself pursuant to this Agreement.

               (f) The parties hereto agree that any breach by either party of the covenants and agreements contained in this Section 2 will result in irreparable injury to the other party (and its subsidiaries and affiliates) for which money damages could not adequately compensate them and, therefore, in the event of any such breach, either party shall be entitled (in addition to any other rights and remedies which it or they may have at law or in equity) to have an injunction issued by any competent court of equity enjoining and restraining the other party and any other person or entity involved therein from continuing such breach.

               (g) The parties hereto acknowledge that a breach of any other agreement, whether written or oral, between or among, Employee, on the one hand, and Company (or its subsidiaries or affiliates), on the other hand, or any other actionable conduct by Company (or its ubsidiaries or affiliates), or any defense, set-off or counterclaim by Employee or any other related rights of Employee, against Company (or its subsidiaries or affiliates), will have no effect on any or all of the terms and provisions of this Section 2 and its enforceability and validity.

               (h) If any portion of the covenants and agreements contained in this Section 2, or the application thereof, is construed to be invalid or unenforceable, then the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or unenforceable portions. If any covenant or agreement in this Section 2 is held to be unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

               (i) The term, "Business", as used herein, means providing enterprise maintenance solutions, including without limitation, multi-vendor computer hardware support services that focus on providing customized equipment service and support primarily to the desktop market, such as personal and notebook computers, monitors, terminals, printers and storage devices.

         3.   Miscellaneous.

               (a) Waivers and Amendments. This Agreement may be amended or modified only by a written instrument signed by all the parties. Neither the failure, nor any delay, on the part of any party to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, remedy, power or privilege hereunder, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege hereunder.

               (b) Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the State of Delaware (notwithstanding any conflict-of-laws doctrines of such state or other jurisdiction to the contrary), and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

               (c) Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received only when delivered (personally, by courier service such as Federal Express, or by other messenger) by fax or when deposited in the United States mails, registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

                    (i)  If to Employee:

                         Jonathan L. Scott
                         8623 SE 78th Street
                         Mercer Island, WA 98040-5712

                    (ii) If to Company:

                         Halifax Corporation
                         5250 Cherokee Avenue
                         Alexandria, Virginia 22312
                         Attn:  Joseph Sciacca, Chief Financial Officer
                         Telefax:  (703) 658-2426

               with a copy, given in the manner prescribed above, to

                         Blank Rome LLP
                         One Logan Square
                         Philadelphia, PA 19103
                         Attn:  Barry H. Genkin, Esq.
                         Telefax: (215) 832-5514


     In addition, notice by mail shall be by air mail if posted outside of the continental United States.

     Any party may alter the addresses to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

               (d) Binding Nature of Agreement. The rights and obligations of both parties under this Agreement shall inure to the benefit of and shall be binding upon their heirs, successors and assigns.

               (e) Assignment. This Agreement may not be assigned by Employee. Company, without the consent of Employee, may assign its rights and obligations hereunder to an affiliate thereof or in connection with a sale of substantially all of its assets.

               (f) Execution in Counterparts. This Agreement may be executed in any number of counterparts, including by facsimile, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

               (g) Provisions Severable. If any provision of this Agreement is construed to be invalid or unenforceable, such determination shall not affect the remaining provisions of this Agreement, all of which shall remain in full force and effect.

               (h) Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

               (i) Section Headings. The Section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

               (j) Gender, Etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.
                       [Signature page follows]

          IN WITNESS WHEREOF, the parties have executed and delivered this Agreement, intending to be legally bound hereby, as of the date first above written.

                              HALIFAX CORPORATION



                              By: /s/ Charles McNew
                              Name: Charles McNew
                              Title: President & CEO


                              EMPLOYEE:



                              /s/ Jonathan L. Scott
                              JONATHAN L. SCOTT






















    [Signature Page to Employee Severance and Restrictive Covenant
                              Agreement]